Exhibit 1.1

DB Draft of January 12, 2007

3SBIO INC.

[            ] American Depositary Shares

Each Representing [            ] Ordinary Shares, Par Value US$0.0001 Per Share

UNDERWRITING AGREEMENT

[pricing date]

DB Draft of January 12, 2007

UNDERWRITING AGREEMENT

[pricing date]

UBS AG

CIBC World Markets Corp.

Pacific Growth Equities, LLC

    as Managing Underwriters

c/o UBS AG

52/F, Two International Finance Centre

8 Finance Street, Central

Hong Kong

Ladies and Gentlemen:

3SBio Inc., an exempted company incorporated under the laws of the Cayman Islands (the “Company”), proposes to issue and sell, and each person or entity (each a “Selling Shareholder”) identified as a Selling Shareholder in Schedule C annexed hereto proposes to sell, to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representatives, an aggregate of [# of firm ADSs] American Depositary Shares (the “Firm ADSs”), each ADS representing [            ] Ordinary Shares (as defined below), of which [# of firm ADSs from the Company] Firm ADSs are to be issued and sold by the Company and an aggregate of [# or firm ADSs from Selling Shareholders] Firm ADSs are to be sold by the Selling Shareholders. In addition, solely for the purpose of covering over-allotments, the Selling Shareholders propose to grant to the Underwriters the option to purchase up to an additional [# of additional ADSs] ADSs (the “Additional ADSs”). The number of Firm ADSs and Additional ADSs, as the case may be, to be sold by each Selling Shareholder is the number of Firm ADSs and Additional ADSs, as the case may be, set forth opposite the name of such Selling Shareholder in Schedule C annexed hereto. The Firm ADSs and the Additional ADSs are hereinafter collectively sometimes referred to as the “Offered ADSs.” The Offered ADSs are described in the Prospectus which is referred to below. Unless the context otherwise requires, each reference to the Firm ADSs, the Additional ADSs or the Offered ADSs herein also includes the Ordinary Shares underlying such ADSs. As used herein, “Ordinary Shares” means the ordinary shares, par value US$0.0001, of the Company.

The Ordinary Shares to be represented by the Offered ADSs will be evidenced by American Depositary Receipts (the “ADRs”) to be issued pursuant to the Deposit Agreement, dated [            ], 2007 (the “Deposit Agreement”), among the Company, JPMorgan Chase Bank, N.A., as depositary (the “Depositary”), and the holders and beneficial owners from time to time of the ADRs.

The Company hereby acknowledges that, in connection with the proposed offering of the Offered ADSs, it has requested UBS Financial Services Inc. (“UBS-FinSvc”) to administer a directed share program (the “Directed Share Program”) under which up to [# of reserved shares] Firm ADSs, or [            ]% of the Firm ADSs to be purchased by the Underwriters (the “Reserved ADSs”), shall be reserved for sale by UBS-FinSvc at the initial public offering price to the Company’s officers, directors, employees and consultants and other persons having a relationship with the Company as designated by the Company (the “Directed Share Participants”) as part of the distribution of the Offered ADSs by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the “NASD”) and all other applicable laws, rules and regulations. The number of Offered ADSs available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved ADSs. The Underwriters may offer any Reserved ADSs not purchased by Directed Share Participants to the general public on the same basis as the other Offered ADSs being issued and sold hereunder. The Company has supplied UBS-FinSvc with the names, addresses and telephone numbers of the individuals or other entities which the Company has designated to be participants in the Directed Share Program. It is understood that any number of those so designated to participate in the Directed Share Program may decline to do so.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-1 (File No. 333-[            ]) under the Act, including a prospectus, relating to the Offered ADSs.

Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof, (ii) any information contained in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430A or Rule 430C under the Act, to be part of the registration statement at the Effective Time, (iii) any registration statement filed to register the offer and sale of Offered ADSs pursuant to Rule 462(b) under the Act, and (iv) the F-6 Registration Statement (as defined herein).

The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Offered ADSs, copies of one or more preliminary prospectuses relating to the Offered ADSs. Except where the context otherwise requires, “Preliminary Prospectus,” as used herein, means each such preliminary prospectus, in the form so furnished.

Except where the context otherwise requires, “Prospectus,” as used herein, means the prospectus, relating to the Offered ADSs, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), or, if no such filing is required, the final prospectus included in the Registration Statement at the time it became effective under the Act, in each case in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Offered ADSs.

“Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Offered ADSs contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act) (each such road show, an “Electronic Road Show”). The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Offered ADSs by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.

“Disclosure Package,” as used herein, means any Preliminary Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.

As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

The Company, each of the Selling Shareholders and the Underwriters agree as follows:

1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell, and each of the Selling Shareholders agrees to sell, in each case severally and not jointly, to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and each Selling Shareholder, the respective number of Firm ADSs (subject to adjustment as UBS AG (“UBS”) may determine to avoid fractional shares) which bears the same proportion to the total number of Firm ADSs to be sold by the Company or by such Selling Shareholder, as the case may be, as the number of Firm ADSs set forth opposite the name of such Underwriter in Schedule A annexed hereto, subject to adjustment in accordance with Section 11 hereof, bears to the total number of Firm ADSs, in each case at a purchase price of US$[            ] per share. The Company and the Selling Shareholders are advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm ADSs as soon after the effectiveness of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm ADSs upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine. It is understood by all parties that the Underwriters are offering ADSs in the United States and internationally outside the People’s Republic of China (the “PRC”, which, for the purposes of this Agreement, excludes Taiwan, The Hong Kong Special Administrative Region and the Macau Special Administrative Region).

In addition, the Selling Shareholders, severally and not jointly hereby grant to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Selling Shareholders, ratably in accordance with the number of Firm ADSs to be purchased by each of them, all or a portion of the Additional ADSs as may be necessary to cover over-allotments made in connection with the offering of the Firm ADSs, at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Shareholders for the Firm ADSs. The Over-Allotment Option may be exercised by UBS on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Company and the Selling Shareholders. Such notice shall set forth the aggregate number of Additional ADSs as to which the Over-Allotment Option is being exercised and the date and time when the Additional ADSs are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional ADSs to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional ADSs being purchased as the number of Firm ADSs set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm ADSs (subject, in each case, to such adjustment as UBS may determine to eliminate fractional ADSs), subject to adjustment in accordance with Section 11 hereof. Upon any exercise of the Over-Allotment Option, the number of Additional ADSs to be purchased from each Selling Shareholder shall be the number which bears the same proportion to the aggregate number of Additional ADSs being purchased as the number of Additional ADSs set forth opposite the name of such Selling Shareholder in Schedule C annexed hereto bears to [# of additional shares], subject, in each case, to such adjustment as UBS may determine solely to eliminate fractional shares.

Pursuant to powers of attorney (the “Powers of Attorney”) granted by each Selling Shareholder (which Powers of Attorney shall be satisfactory to UBS), Dan Lou and Dr. Jing Lou shall act as representatives of the Selling Shareholders. Each of the foregoing representatives (collectively, the “Representatives of the Selling Shareholders”) is authorized, on behalf of each Selling Shareholder, among other things, to execute any documents necessary or desirable in connection with the sale of the Offered ADSs to be sold hereunder by such Selling Shareholder, to make delivery of the certificates of such Offered ADSs, to receive the proceeds of the sale of such Offered ADSs, to give receipts for such proceeds, to pay therefrom the expenses to be borne by such Selling Shareholder in connection with the sale and public offering of the Offered ADSs, to distribute the balance of such proceeds to such Selling Shareholder, to receive notices on behalf of such Selling Shareholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement and the Deposit Agreement.

2. Payment and Delivery. Payment of the purchase price for the Firm ADSs shall be made to the Company and to each Selling Shareholder by Federal Funds wire transfer against delivery of the certificates for the Firm ADSs to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on [closing date] (unless another time shall be agreed to by you and the Company and any Representative of the Selling Shareholders or unless postponed in accordance with the provisions of Section 11 hereof). For the avoidance of doubt, the purchase price for the Firm ADSs due to the Selling Shareholders shall be made by the Underwriters as a single payment to [the Company] as custodian for the Selling Shareholders. The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the Firm ADSs shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

Payment of the purchase price for the Additional ADSs shall be made at the additional time of purchase in the same manner and at the same office and time of day as the payment for the Firm ADSs. For the avoidance of doubt, the purchase price for the Additional ADSs due to the Selling Shareholders shall be made by the Underwriters as a single payment to [the Company] as custodian for the Selling Shareholders. Electronic transfer of the Additional ADSs shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

Deliveries of the documents described in Section 9 hereof with respect to the purchase of the Offered ADSs shall be made at the offices of Dewey Ballantine LLP at 1301 Avenue of the Americas, New York, New York 10019, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm ADSs or the Additional ADSs, as the case may be.

3. Representations and Warranties of the Company and each Controlling Shareholder. The Company and Achieve Well International Limited, Witty Mind International Limited and Precious Winwin Limited (each, a “Controlling Shareholder”), jointly and severally, represent and warrant to and agree with each of the Underwriters that:

(a) the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Offered ADSs pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Offered ADSs; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission;

(b) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs, will comply, in all material respects, with the requirements of the Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of its date, the date that it is filed with the Commission, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of the Offered ADSs, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus;

(c) a registration statement on Form F-6 (No. 333-            ) relating to the Offered ADSs has been filed with the Commission (such registration statement, including all exhibits thereto, as amended at the time of effectiveness of such registration statement for purposes of Section 11 of the Act, as such section applies to the respective Underwriters, being referred to herein as the “F-6 Registration Statement”); the F-6 Registration Statement has become effective under the Act; no stop order of the Commission preventing or suspending use of the F-6 Registration Statement has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission; the F-6 Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase and each additional time of purchase, if any, will comply, in all material respects, with the requirements of the Act; the F-6 Registration Statement did not when it became effective, does not as of the date hereof and will not at the time of purchase and each additional time of purchase, if any, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) a registration statement on Form 8-A (No. 1-            ) relating to the registration of the Ordinary Shares and the Offered ADSs has been filed with the Commission, has been declared effective under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) and the Ordinary Shares and the Offered ADSs have been duly registered under the Exchange Act pursuant to such registration statement; the various parts of such registration statement on Form 8-A for the registration of the Ordinary Shares and the Offered ADSs, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, are hereinafter called the “Exchange Act Registration Statement”; no stop order of the Commission preventing or suspending the effectiveness of the Exchange Act Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company’s knowledge after due inquiry, are contemplated by the Commission; the Exchange Act Registration Statement, conformed when it became effective, conforms and will conform, at the time of purchase and any additional time of purchase in all material respects to the requirements of the Exchange Act and did not, when it became effective, does not and will not, at the time of purchase and any additional time of purchase contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(e) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Offered ADSs by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Offered ADSs, in each case other than the Preliminary Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is accompanied or preceded by the most recent Preliminary Prospectus that contains a price range or the Prospectus, as the case may be, and that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the Preliminary Prospectus dated [                    ] is a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act, including a price range where required by rule; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Offered ADSs, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Offered ADSs contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Offered ADSs contemplated hereby is solely the property of the Company; the Company has caused there to be made available at least one version of a “bona fide electronic road show” (as defined in Rule 433 under the Act) in a manner that, pursuant to Rule 433(d)(8)(ii) under the Act, causes the Company not to be required, pursuant to Rule 433(d) under the Act, to file, with the Commission, any Electronic Road Show;

(f) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Preliminary Prospectuses and the Prospectus entitled “Capitalization” and “Description of capital stock” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Preliminary Prospectuses and the Prospectus entitled “Capitalization” and “Description of share capital” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), subject, in each case, to the issuance of ordinary shares upon exercise of stock options disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus and the grant of options under existing stock option plans described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; all of the issued and outstanding shares of capital stock, including the Ordinary Shares, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the Offered ADSs are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the Nasdaq Global Market (the “Nasdaq”);

(g) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Cayman Islands, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement and to issue, sell and deliver the Offered ADSs as contemplated herein;

(h) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries (as defined below) taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or (iii) prevent the Offered ADSs from being accepted for listing on, or result in the delisting of Offered ADSs from Nasdaq (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”);

(i) the Company has no subsidiaries (as defined under the Act) other than Collected Mind Limited, a company incorporated under the laws of the British Virgin Islands (“Collected Mind”) and Shenyang Sunshine Pharmaceutical Company Limited, a wholly foreign owned limited liability company incorporated under the laws of the PRC (“Shenyang Sunshine”) (each of Collected Mind, Shenyang Sunshine and each VIE (as defined herein) may be referred to herein as a “Subsidiary” and collectively as the “Subsidiaries”); the Company owns all of the issued and outstanding capital stock of Collected Mind and Collected Mind owns all of the issued and outstanding capital stock of Shenyang Sunshine, in each case, free and clear of all liens, encumbrances, equities or claims; the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity, other than Collected Mind, Shenyang Sunshine and the Company’s 45% equity interest in LifeGen, Inc., a Delaware corporation that has no operations, material assets or material liabilities; complete and correct copies of the articles of association, business licenses or other constituent documents of the Company and each Subsidiary and all amendments thereto have been delivered to you, and, except as set forth in the exhibits to the Registration Statement, no changes therein will be made on or after the date hereof through and including the time of purchase or, if later, any additional time of purchase; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities and other laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

(j) the Ordinary Shares underlying the Offered ADSs to be sold by the Company pursuant hereto have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Ordinary Shares underlying the Offered ADSs to be sold by the Company pursuant hereto, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to any applicable law or the Company’s articles of association, business license or other constituent documents or any agreement or other instrument to which the Company is a party; the Ordinary Shares underlying the Offered ADSs to be sold by the Selling Shareholders pursuant hereto have been duly and validly authorized and issued and are and, after they are delivered against payment thereof as provided herein, will be fully paid, non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Ordinary Shares underlying the Offered ADSs to be sold by the Selling Shareholders pursuant hereto are and, after they are delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Company’s articles of association, business license or other constituent documents or any agreement or other instrument to which the Company is a party; the Ordinary Shares represented by the Offered ADSs may be freely deposited by the Company with the Depositary or its nominee against issuance of ADRs evidencing the Offered ADSs, as contemplated by the Deposit Agreement;

(k) the capital stock of the Company, including the Ordinary Shares underlying the Offered ADSs, conforms in all material respects to each description thereof, if any, contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; and the ADRs evidencing the Offered ADSs are in due and proper form;

(l) this Agreement has been duly authorized, executed and delivered by the Company;

(m) the Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; upon due issuance by the Depositary of the ADRs evidencing the Offered ADSs against the deposit of the underlying Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names such ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; the Deposit Agreement and the ADRs conform in all material respects to each description thereof contained in the Preliminary Prospectuses, Prospectus and the Permitted Free Writing Prospectuses, if any; there are no restrictions on transfers of Ordinary Shares or the Offered ADSs, as the case may be, under the laws of the Cayman Islands or the State of New York, as the case may be, except as disclosed in the Registration Statement, the Preliminary Prospectuses and the Prospectus and subject to the terms and provisions, of the Deposit Agreement; upon the sale and delivery to the Underwriters of the Offered ADSs, and payment therefor, pursuant to this Agreement, the Underwriters will acquire good, marketable and valid title to such Offered ADSs, free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind;

(n) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its articles of association, business license or other constituent documents, (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any federal, state, local or foreign law, rule or regulation, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules, regulations and listing standards of Nasdaq), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties;

(o) the execution, delivery and performance of this Agreement and the Deposit Agreement, the deposit of the Ordinary Shares with the Depositary and the issuance of the ADRs evidencing underlying the Offered ADSs, the issuance and sale of the Offered ADSs to be sold by the Company pursuant hereto, the sale of the Offered ADSs to be sold by the Selling Shareholders pursuant hereto, the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions contemplated by this Agreement and the Deposit Agreement will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the articles of association, business license or other constituent documents of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, rule or regulation, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules, regulations and listing standards of Nasdaq), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties;

(p) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, Nasdaq), or approval of the shareholders of the Company, is required in connection with the issuance and sale of the Offered ADSs to be sold by the Company pursuant hereto, the sale of the Offered ADSs to be sold by the Selling Shareholders pursuant hereto or the deposit of the Ordinary Shares with the Depositary and the issuance of ADRs evidencing the Offered ADSs or the consummation by the Company of the transactions contemplated hereby, other than (i) registration under the Act of the Offered ADSs and the Ordinary Shares underlying the Offered ADSs, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Offered ADSs and the Ordinary Shares underlying the Offered ADSs are being offered by the Underwriters or (iii) under the Conduct Rules of the NASD;

(q) except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any ADSs, Ordinary Shares or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any ADSs, Ordinary Shares or shares of any other capital stock of or other equity interests in the Company and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Offered ADSs and the Ordinary Shares underlying the Offered ADSs; except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, no person has the right, contractual or otherwise, to cause the Company to register under the Act any ADSs, Ordinary Shares or shares of any other capital stock of or other equity interests in the Company, and no person has the right to include any such ADSs or interests in the Registration Statement or the offering contemplated thereby;

(r) each of the Company and the Subsidiaries has all necessary licenses, authorizations, franchises, consents, concessions, orders, certificates, permits and approvals (the “Permits”) and has made all necessary filings required under any applicable law, rule or regulation, and has obtained all Permits from other persons, in order to conduct their respective businesses; neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew any Permit when and as such Permit expires; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any Permits; and the Company and the Subsidiaries are in compliance in all material respects with all of the provisions of the Permits;

(s) all legal or governmental proceedings, related-party transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement, any Preliminary Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

(t) there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, Nasdaq), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect;

(u) KPMG LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is included in the Registration Statement, the Preliminary Prospectuses and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;

(v) the financial statements included in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated statements of income, cash flows and changes in shareholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; all pro forma financial statements or data included in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, comply with the requirements of the Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, any Preliminary Prospectus or the Prospectus that are not included as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; and all disclosures contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable;

(w) subsequent to the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary; neither the Company nor any Subsidiary has sustained since the date of the last audited financial statements included in the Registration Statement, the Preliminary Prospectuses and the Prospectus any material loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree;

(x) the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of (i) each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act), (ii) each Selling Shareholder, (iii) each shareholder, (iv) each person that holds a right to acquire during the Lock-up Period (as defined herein) any Ordinary Shares, ADSs or any securities convertible into or exchangeable or exercisable for Ordinary Shares or ADSs, and (iv) each Directed Share Participant who has subscribed for a number of Reserved ADSs with an aggregate purchase price of more than US$100,000.

(y) neither the Company nor any Subsidiary is, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of the Offered ADSs will either of them be, and, after giving effect to the offering and sale of the Offered ADSs and the application of the proceeds thereof, neither of them will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”); [neither the Company nor any Subsidiary is, and, after giving effect to the offering and sale of the Offered ADSs and the application of the proceeds thereof, neither of them will be, a “passive foreign investment company” or a “controlled foreign corporation,” as such terms are defined in the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)];

(z) the Company and each of the Subsidiaries have good and marketable title to all property (real and personal) described the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances, except for such liens, claims, security interests or other encumbrances that would not, individually or in the aggregate, have a Material Adverse Effect; all the property described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases;

(aa) the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as proposed to be conducted (including the commercialization of products or services described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as under development), except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, “Intellectual Property”);

(bb) (i) there are no third parties who have or, to the Company’s knowledge, will be able to establish rights to any Intellectual Property, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus disclose is licensed to the Company;

(ii) to the Company’s knowledge, there is no infringement by third parties of any Intellectual Property, other than any such infringement that would not, individually or in the aggregate, have a Material Adverse Effect;

(iii) (A) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property, and (B) the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim, except any such action, suit, proceeding or claim which, if resolved adversely to the Company, would not, individually or in the aggregate, have a Material Adverse Effect;

(iv) (A) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property, and (B) the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim, except any such action, suit, proceeding or claim which, if resolved adversely to the Company, would not, individually or in the aggregate, have a Material Adverse Effect;

(v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as under development, infringe or violate, any patent, trademark, tradename, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim;

(vi) the Company and the Subsidiaries have complied in all material respects with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any Subsidiary, and all such agreements are in full force and effect;

(vii) the Company is not aware of any patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property or that challenges the validity, enforceability or scope of any of the Intellectual Property; and

(viii) the Company is not aware of any prior art that may render any patent application within the Intellectual Property unpatentable that has not been disclosed to the State Intellectual Property Office of the PRC and/or other relevant PRC intellectual property administrative authority (collectively, the “PRC Intellectual Property Authority”);

(cc) The description of the intellectual property matters of the Company as set forth in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, does not and, at no time during the period that begins on the date of the first Preliminary Prospectus and ends at the time of purchase and any additional time of purchase, did and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; the Company is the exclusive owner of all right, title and interest in and to each of the patents and patent applications described as being owned by it in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any (collectively, the “Patents”); the Company has a valid right to use each of the Patents as currently used or as currently contemplated to be used by the Company, in each case, as described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; all such Patents have been properly prepared as to form and have been assigned solely to the Company, which assignments are either recorded in and proclaimed by a PRC Intellectual Property Authority or other foreign patent office, as applicable, or have been submitted for recording in the PRC Intellectual Property Authority or other foreign patent office, as applicable; and each such pending Patent is being diligently prosecuted by the Company; to the extent that a Patent was acquired by the Company pursuant to an assignment, such assignment is valid, binding and enforceable, and all PRC governmental approvals in respect of such assignment have been validly obtained and are in full force and effect; the Patents have been duly maintained and are in full force and in effect; no security interests or other liens have been created with respect to any of the Patents;

(dd) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the any competent governmental authority or agency, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, (ii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any other comparable law, rule or regulation applicable to the Company or any of the Subsidiaries, concerning the employees of the Company or any of the Subsidiaries;

(ee) the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

(ff) all tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than (i) those being contested in good faith and for which adequate reserves have been provided or (ii) where the failure to file such tax returns would not, individually or in the aggregate, have a Material Adverse Effect; all local and national PRC governmental tax waivers and other local and national PRC tax relief, concession and preferential treatment are valid, binding and enforceable and do not violate any provision of any law or statute or any order, rule or regulation of any local or national governmental authority;

(gg) the Company and each of the Subsidiaries maintain insurance as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice in the PRC to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires;

(hh) neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement;

(ii) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(jj) the Company has established “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; and the Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and the Subsidiaries and their respective officers and directors, in the capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated thereunder;

(kk) each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, has been made or reaffirmed with a reasonable basis and in good faith;

(ll) all statistical or market-related data included in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(mm) neither the Company nor any of the Subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement, any Preliminary Prospectus or the Prospectus;

(nn) the section entitled “Management’s discussion and analysis of financial condition and results of operations” in the Registration Statement, the Preliminary Prospectuses and the Prospectus describes accurately and fully, in all material respects, (i) accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; (ii) judgments and uncertainties affecting the application of critical accounting policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof; the Company’s directors and management have reviewed and agreed with the selection, application and disclosure of the Company’s critical accounting policies as described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, and have consulted with its legal advisers and independent accountants with regards to such disclosure;

(oo) the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, fairly and accurately describes (i) all material trends, demands, commitments and events known to the Company, and uncertainties, and the potential effects thereof, that the Company believes would materially affect its liquidity and are reasonably likely to occur; and (ii) neither the Company nor any Subsidiary is engaged in any transactions with, or have any obligations to, its unconsolidated entities (if any) that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or any Subsidiary, including, without limitation, structured finance entities and special purpose entities, or otherwise engage in, or have any obligations under, any off-balance sheet transactions or arrangements, other than Liaoning Bio-Pharmaceutical Company Limited, a domestic limited liability company incorporated under the laws of the PRC (“Liaoning Sunshine”), and Beijing Sunshine Bio-product Sales Company, a domestic limited liability company incorporated under the laws of the PRC (“Beijing Sunshine”) (each of Liaoning Sunshine and Beijing Sunshine may be referred to herein as a “VIE” and collectively as the “VIEs”); as used herein, the phrase “reasonably likely” refers to a disclosure threshold lower than “more likely than not”;

(pp) the Company, each Subsidiary and the officers and directors of the Company and the Subsidiaries, in their capacities as such, are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder and the corporate governance rules of Nasdaq that foreign private issuers listing on Nasdaq are required to be in compliance with prior to the time of purchase;

(qq) except as described in the Registration Statement (excluding exhibits thereto), the Preliminary Prospectuses and the Prospectus, neither the Company nor any of the Subsidiaries has any material obligation to provide retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any of the Subsidiaries, or to any other person;

(rr) each holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADRs in a direct suit, action or proceeding against the Company;

(ss) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “Foreign Corrupt Practices Act”); and the Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith;

(tt) the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any federal, state, local or foreign agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s best knowledge, threatened;

(uu) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Offered ADSs contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(vv) no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus;

(ww) the preclinical tests and clinical trials that are described in, or the results of which are referred to in, the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, were and, if still pending, are being conducted in all material respects in accordance with protocols filed with the appropriate regulatory authorities for each such test or trial, as the case may be, and with standard medical and scientific research procedures; each description of the results of such tests and trials contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, is accurate and complete in all material respects and fairly presents the data derived from such tests and trials, and the Company and the Subsidiaries have no knowledge of any other studies or tests the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; neither the Company nor any Subsidiaries has received any notices or other correspondence from the PRC State Food and Drug Administration or any provincial or local equivalent thereof or from any other foreign or domestic government or drug regulatory agency (collectively, the “Healthcare Regulatory Agencies”) requiring the termination, suspension or modification of any clinical trials that are described or referred to in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; and the Company and the Subsidiaries have each operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the Healthcare Regulatory Agencies;

(xx) the issuance and sale of the Offered ADSs to be sold by the Company and the sale of the Offered ADSs to be sold by the Selling Shareholders and the deposit of the Ordinary Shares with the Depositary and the issuance of the ADRs evidencing the Offered ADSs as contemplated by the Agreement and the Deposit Agreement will neither (i) cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company nor (ii) trigger any anti-dilution rights of any such holder with respect to such shares, securities, options, warrants or rights;

(yy) except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the Deposit Agreement or the consummation of the transactions contemplated by this Agreement or the Deposit Agreement or by the Registration Statement;

(zz) the Company is a “foreign private issuer” within the meaning of Rule 405 under the Act;

(aaa) the statements set forth in the Prospectus under the captions “Description of Share Capital” and “Description of American Depositary Receipts”, insofar as they purport to constitute a summary of the terms of the Ordinary Shares and the ADSs, respectively, and under the captions “Taxation”, “Underwriting”, “Enforceability of civil liabilities” and “Regulation”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects; there are no material relationships or transactions between the Company or any of the Subsidiaries on one hand and the Company’s 5% or greater shareholders, affiliates, directors or officers, or any affiliates or members of the immediate families of such persons, on the other hand which are not disclosed in the Registration Statement, the Preliminary Prospectuses and the Prospectus;

(bbb) except as disclosed in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, no transaction, stamp, capital or other issuance, registration or transfer taxes or duties are, under the laws and regulations of the PRC or the Cayman Islands, payable by or on behalf of the Underwriters in connection with (i) the sale and delivery of the Ordinary Shares represented by the Offered ADSs, the issuance of the Offered ADSs to or for the accounts of the Underwriters, (ii) the initial sale and delivery by the Underwriters of the Offered ADSs to purchasers thereof, (iii) the holding or transfer of the Offered ADSs outside the Cayman Islands, (iv) the deposit of the Ordinary Shares with the Depositary and the Custodian (as defined below) and the issuance and delivery of the ADRs evidencing the Offered ADSs, or (v) the execution and delivery of this Agreement or the Deposit Agreement;

(ccc) the choice of the laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the PRC and the Cayman Islands and will be honored by courts in the PRC and the Cayman Islands; the Company has the power to submit and, pursuant to Section 16 of this Agreement and Section [16] of the Deposit Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York Court (as defined Section 16 hereof), and the Company has the power to designate, appoint and authorize and, pursuant to Section 16 of this Agreement and Section [16] of the Deposit Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized, the Authorized Agent (as defined Section 16 hereof) for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement or the Offered ADSs in any New York Court, and service of process effected on such Authorized Agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 16 hereof and Section [16] of the Deposit Agreement;

(ddd) neither the Company, or any Subsidiary nor any of their respective properties, assets or revenues has any right of immunity under Cayman Islands, PRC or New York law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, PRC, New York or U.S. federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Deposit Agreement; and, to the extent that the Company, or any of the Subsidiaries or any of their respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and the Subsidiaries waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 16 of this Agreement;

(eee) any final judgment for a fixed sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company or any of the Subsidiaries based upon this Agreement, the Deposit Agreement or the Offered ADSs would be recognized and enforced by courts of the PRC and courts of the Cayman Islands without re-examining the merits of the case; the agreement of the Company, pursuant to Section 16 hereof, that this Agreement and the Deposit Agreement be construed in accordance with and governed by the laws of the State of New York will be recognized by courts of the PRC and courts of the Cayman Islands;

(fff) except as disclosed in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, no federal, state, local or foreign approvals are currently required in the PRC or the Cayman Islands in order for the Company to pay dividends or other distributions declared by the Company to holders of the Company’s capital stock, including the Offered ADSs, and no withholding or other taxes under the laws and regulations of the PRC or the Cayman Islands will be imposed in connection with the declaration and payment by the Company of dividends and other distributions in respect of shares of its capital stock; except as disclosed in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, under the laws and regulations of the PRC and the Cayman Islands, all dividends and other distributions declared and payable on the Offered ADSs and Ordinary Shares underlying the Offered ADSs may be paid by the Company to the holder thereof in United States dollars and all such payments made to holders thereof or therein who are non-residents of the PRC or the Cayman Islands will not be subject to income, withholding or other taxes under the laws and regulations of the PRC or the Cayman Islands or any taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the PRC or the Cayman Islands, without the necessity of obtaining any governmental authorization in the PRC or the Cayman Islands or from any taxing authority thereof or therein;

(ggg) except as disclosed in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, dividends declared with respect to after-tax retained earnings on the equity interests of Shenyang Sunshine may under the current laws and regulations of the PRC be paid to Collected Mind in U.S. dollars, subject to the successful completion of PRC formalities required for such remittances and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances, or qualifications with any governmental agency in the PRC;

(hhh) the entering into and performance or enforcement of this Agreement and the Deposit Agreement in accordance with their terms will not subject the Underwriters to a requirement to be licensed or otherwise qualified to do business in the PRC or the Cayman Islands, nor will the Underwriters be deemed to be resident, domiciled or carrying on business through an establishment or place in the PRC or the Cayman Islands or in breach of any laws or regulations of the PRC or the Cayman Islands by reason of the entering into, performance or enforcement of this Agreement and the Deposit Agreement;

(iii) it is not necessary, in order to ensure the legality, validity, enforceability or admissibility into evidence in the PRC or the Cayman Islands of this Agreement or the Deposit Agreement or any document to be furnished pursuant the Agreement or the Deposit Agreement, that any stamp or similar tax be paid in the PRC or the Cayman Islands or that this Agreement, the Deposit Agreement or such documents be filed or recorded with any court or other authority in the PRC or the Cayman Islands;

(jjj) neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Ordinary Shares of the Offered ADSs;

(kkk) to the Company’s knowledge, there are no affiliations or associations between (i) any member of the NASD and (ii) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus;

(lll) except as described in the Registration Statement (excluding exhibits thereto), the Preliminary Prospectuses and the Prospectus, no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company or any of the Subsidiaries and any director or executive officer of the Company or any of the Subsidiaries or any person connected with such director or executive officer (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest);

(mmm) the descriptions of the events and transactions (the “Restructuring”) set forth in the Registration Statement, the Preliminary Prospectuses and the Prospectus under the caption “Our corporate structure” are accurate, complete and fair in all material respects;

(nnn) the Restructuring does not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the articles of association, business license or other constituent documents of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, rule or regulation, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules, regulations and listing standards of Nasdaq), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties;

(ooo) Each of the Company and each of the Company’s directors that signed the Registration Statement is aware of and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (“CSRC”) and the State Administration of Foreign Exchange of the PRC on August 8, 2006 (the “M&A Rules”), in particular the relevant provisions thereof which purport to require offshore special purpose vehicles, or SPVs, formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange; the Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice; and the Company has fully communicated such legal advice from its PRC counsel to each of its directors that signed the Registration Statement and each director has confirmed that he or she understands such legal advice;

(ppp) all consents, licenses, franchises, approvals, concessions, permits, authorizations, orders, registrations, clearances or qualifications of or with any governmental agency having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties required in connection with the Restructuring, including any consents, licenses, franchises, approvals, concessions, permits, authorizations, orders, registrations, clearances or qualifications that would be required under the M&A Rules, have been unconditionally obtained in writing, and no such consent, license, franchise, approval, concession, permit, authorization, order, registration, clearance or qualification has been withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed;

(qqq) the issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on Nasdaq or the consummation of the transactions contemplated by this Agreement, the Deposit Agreement and the Power of Attorney is not and will not be, as of the date hereof at each time of purchase, adversely affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules (collectively, the “M&A Rules and Related Clarifications”);

(rrr) as of the date of each PreliminaryProspectus and as of the date hereof, the M&A Rules did not and do not apply to the issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the Nasdaq, or the consummation of the transactions contemplated by this Agreement, the Deposit Agreement and the Power of Attorney;

(sss) the statements set forth in the Preliminary Prospectus under the captions “Risk Factors — The approval of China Securities Regulatory Commission, or the CSRC, may be required in connection with this offering under a recently adopted PRC regulation; any requirement to obtain prior CSRC approval could significantly delay this offering or could have a material adverse effect on our business, operating results, reputation and trading price of our ADSs, and may also create uncertainties for this offering. The regulation also establishes more complex procedures for acquisitions by foreign investors, which could make it more difficult to pursue growth through acquisitions”, when taken together with the statements under “Regulation — Regulation on overseas listings”, are fair and accurate summaries of the matters described therein, and nothing has been omitted from such summaries which would make the same misleading in any material respect;

(ttt) each of the Company and the Subsidiaries that were incorporated outside of the PRC has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by each of its shareholders, directors, officers and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or overseas listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company, (the “PRC Overseas Investment and Listing Regulations”), including without limitation, requesting each shareholder, director, officer and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations;

(uuu) the Registration Statement, the F-6 Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of any foreign jurisdiction in which any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus is distributed in connection with the Directed Share Program; and no approval, authorization, consent or order of or filing with any federal, state, local or foreign or regulatory commission, board, body, authority or agency, other than those heretofore obtained, is required in connection with the offering of the Reserved ADSs in any jurisdiction where the Reserved ADSs are being offered; and

(vvv) the Company has not offered, or caused the Underwriters to offer, Offered ADSs to any person pursuant to the Directed Share Program with the intent to influence unlawfully (i) a customer or supplier of the Company or any of the Subsidiaries to alter the customer’s or supplier’s level or type of business with the Company or any of the Subsidiaries, or (ii) a trade journalist or publication to write or publish favorable information about the Company or any of the Subsidiaries or any of their respective products or services.

[NB: additional representations may be added addressing White Paper 1 diligence]

In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Offered ADSs shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

4. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly with the other Selling Shareholders, represents and warrants to each of the Underwriters that:

(a) such Selling Shareholder now has and, at the time of delivery of such Offered ADSs (whether the time of purchase or any additional time of purchase, as the case may be), will have valid and marketable title to the Offered ADSs to be sold by such Selling Shareholder pursuant to this Agreement, and upon delivery of and payment for such Offered ADSs (whether at the time of purchase or any additional time of purchase, as the case may be), the Underwriters will acquire valid and marketable title to such Offered ADSs free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

(b) such Selling Shareholder has and, at the time of delivery of the Offered ADSs to be sold by such Selling Shareholder pursuant to this Agreement (whether the time of purchase or any additional time of purchase, as the case may be), will have full legal right, power and capacity, and all authorizations and approvals required by law (other than those imposed by the Act and state securities or blue sky laws), to (i) enter into this Agreement and a Custody Agreement (as defined below) and to execute a Power of Attorney, (ii) sell, assign, transfer and deliver the Offered ADSs to be sold by such Selling Shareholder pursuant to this Agreement in the manner provided in this Agreement and (iii) make the representations, warranties and agreements made by such Selling Shareholder herein;

(c) this Agreement and the custody agreement (the “Custody Agreement”), dated a recent date before the trade date, between [the Company], as custodian (the “Custodian”), and such Selling Shareholder and the Power of Attorney to which such Selling Shareholder is a party have each been duly executed and delivered by (or, in the case of this Agreement, on behalf of) such Selling Shareholder, and each is a legal, valid and binding agreement of such Selling Shareholder enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) such Selling Shareholder has duly and irrevocably authorized each of the Representatives of the Selling Shareholders (acting alone), on behalf of such Selling Shareholder, to execute and deliver this Agreement and any other documents necessary or desirable in connection with the transactions contemplated hereby or thereby and to deliver the Offered ADSs to be sold by such Selling Shareholder pursuant to this Agreement and receive payment therefor pursuant hereto;

(e) the sale of the Offered ADSs to be sold by such Selling Shareholder pursuant to this Agreement is not prompted by any information concerning the Company or any Subsidiary which is not set forth in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus;

(f) neither such Selling Shareholder nor any of its affiliates has taken, directly or indirectly, any action designed to, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered ADSs;

(g) there are no affiliations or associations between any member of the NASD and such Selling Shareholder, except as disclosed in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; none of the proceeds received by such Selling Shareholder from the sale of the Offered ADSs to be sold by such Selling Shareholder pursuant to this Agreement will be paid to a member of the NASD or any affiliate of (or person “associated with,” as such terms are used in the Rules of the NASD) such member;

(h) at the time of purchase and each additional time of purchase, all stock transfer or other taxes (other than income taxes), if any, that are required to be paid in connection with the sale and transfer of the Offered ADSs and the underlying Ordinary Shares to be sold by such Selling Shareholder to the several Underwriters hereunder will be fully paid or provided for by such Selling Shareholder, and all laws imposing such taxes will be fully complied with;

(i) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, Nasdaq), is required in connection with the sale of the Offered ADSs to be sold by such Selling Shareholder pursuant to this Agreement or the consummation by such Selling Shareholder of the transactions contemplated by this Agreement or by the Custody Agreement or Power of Attorney to which such Selling Shareholder is a party other than (i) registration under the Act of the Offered ADSs and the Ordinary Shares underlying the Offered ADSs, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Offered ADSs and the Ordinary Shares underlying the Offered ADSs are being offered by the Underwriters or (iii) under the Conduct Rules of the NASD;

(j) such Selling Shareholder has not, prior to the execution of this Agreement, offered or sold any Offered ADSs by means of any “prospectus” (within the meaning of the Act), or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Offered ADSs, in each case other than the then most recent Preliminary Prospectus;

(k) pursuant to the Custody Agreement to which such Selling Shareholder is a party, certificates in negotiable form for the Offered ADSs to be sold by such Selling Shareholder pursuant to this Agreement have been placed in custody for the purpose of making delivery of such Offered ADSs in accordance with this Agreement; such Selling Shareholder agrees that (i) such Offered ADSs represented by such certificates are for the benefit of, and coupled with and subject to the interest of, the Custodian, the Representatives of the Selling Shareholders, the Underwriters and the Company, (ii) the appointment of the Representatives of the Selling Shareholders by such Selling Shareholders is irrevocable, and the arrangements made by such Selling Shareholder for custody and for the appointment of the Custodian are irrevocable prior to June 30, 2007, and (iii) the obligations of such Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement and the Power of Attorney, by operation of law, whether by the death, disability or incapacity of such Selling Shareholder (or, if such Selling Shareholder is not an individual, the liquidation, dissolution, merger or consolidation of such Selling Shareholder) or the occurrence of any other event (each, an “Event”); if an Event occurs before the delivery of the Offered ADSs hereunder, certificates for the Offered ADSs shall be delivered by the Custodian in accordance with the terms and conditions of the Power of Attorney to which such Selling Shareholder is a party, the Custody Agreement to which such Selling Shareholder is a party and this Agreement, and actions taken by the Custodian and the Representatives of the Selling Shareholders pursuant to such Power or Attorney or such Custody Agreement shall be as valid as if such Event had not occurred, regardless of whether or not the Custodian or the Representatives of the Selling Shareholders, or either of them, shall have received notice thereof;

(l) neither such Selling Shareholder nor any of its subsidiaries nor any director, officer, agent, employee or affiliate of such Selling Shareholder or any of its subsidiaries is currently subject to any U.S. sanctions administered by OFAC; and such Selling Shareholder will not directly or indirectly use the proceeds of the offering of the Offered ADSs contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC; and

(m) neither the execution, delivery and performance of this Agreement or the Custody Agreement or Power of Attorney to which such Selling Shareholder is a party nor the sale by such Selling Shareholder of the Offered ADSs to be sold by such Selling Shareholder pursuant to this Agreement nor the consummation of the transactions contemplated herein or thereby will conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (i) if such Selling Shareholder is not an individual, the charter or bylaws or other organizational documents of such Selling Shareholder, (ii) any material indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any material license, lease, contract or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any of its properties may be bound or affected, (iii) any federal, state, local or foreign law, rule or regulation applicable to such Selling Shareholder or any of its properties, (iv) or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of Nasdaq), or (v) any decree, judgment or order applicable to such Selling Shareholder or any of its properties.

In addition, any certificate signed by any Selling Shareholder (or, with respect to any Selling Shareholder that is not an individual, any officer of such Selling Shareholder or of any of such Selling Shareholder’s subsidiaries) or by any Representative of the Selling Shareholders and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Offered ADSs shall be deemed to be a representation and warranty by such Selling Shareholder, as to matters covered thereby, to each Underwriter.

5. Certain Covenants of the Company. The Company hereby agrees:

(a) to furnish such information as may be required and otherwise to cooperate in qualifying the Offered ADSs for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Offered ADSs; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Offered ADSs); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered ADSs for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Offered ADSs, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

(c) if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Offered ADSs may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);

(d) if, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs, the Registration Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify you, (ii) promptly file with the Commission a new registration statement under the Act, relating to the Offered ADSs, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Act and shall be in a form satisfactory to you, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify you of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Offered ADSs to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;

(e) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, the F-6 Registration Statement, the Exchange Act Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or the F-6 Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement or the F-6 Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement, the F-6 Registration Statement, the Exchange Act Registration Statement, any Preliminary Prospectus or the Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

(f) subject to Section 5(e) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of the Offered ADSs; and to provide you, for your review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which you shall have objected in writing; and to promptly notify you of such filing;

(g) to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of the Offered ADSs, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 5(e) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

(h) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than [to come];

(i) to furnish to you five copies of each of the Registration Statement and the F-6 Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

(j) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries;

(k) to apply the net proceeds to the Company from the sale of the Offered ADSs in the manner set forth under the caption “Use of proceeds” in the Prospectus and to file such reports with the Commission with respect to the sale of the Offered ADSs and the application of the proceeds therefrom as may be required by Rule 463 under the Act; the Company will not use, and will cause the Subsidiaries not to use, the proceeds from the sale of any Ordinary Shares or ADSs, directly or indirectly, for any purpose or activity that would cause the Underwriters or any purchaser of the Ordinary Shares or ADSs, by virtue of their purchasing or holding any Ordinary Shares or ADSs, to be in violation of the Trading With the Enemy Act, as amended, the International Emergency Economic Powers Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or in connection with business, operations or contracts with the governments or with any person or entity of the Balkans, Burma (Myanmar), Cuba, Iraq, Iran, Libya, Liberia, North Korea, Sudan, Zimbabwe or any person or entity that is subject to sanctions under any program administered by OFAC;

(l) to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

(m) beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of UBS, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Ordinary Shares or ADSs, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Ordinary Shares or ADSs or any other securities of the Company that are substantially similar to Ordinary Shares or ADSs, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Ordinary Shares or ADSs or any other securities of the Company that are substantially similar to Shares or ADSs, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Shares or ADSs or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Offered ADSs as contemplated by this Agreement, (B) issuances of Ordinary Shares upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, and (C) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 5(m) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;

(n) prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Offered ADSs, without your prior consent;

(o) not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Offered ADSs by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Offered ADSs, in each case other than the Prospectus;

(p) not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company;

(q) (i) not to attempt to avoid any judgment obtained by it or denied to it in a court of competent jurisdiction outside the Cayman Islands; (ii) following the consummation of the offering of the Offered ADSs, to use its best efforts to obtain and maintain all approvals required in the Cayman Islands to pay and remit outside the Cayman Islands all dividends declared by the Company and payable on the Ordinary Shares; and (iii) to use its best efforts to obtain and maintain all approvals required in the Cayman Islands for the Company to acquire sufficient foreign exchange for the payment of dividends and all other relevant purposes;

(r) to comply with the terms of the Deposit Agreement, including without limitation, the covenants set forth in the Deposit Agreement;

(s) to indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered ADSs and on the execution and delivery of this Agreement, except for profit tax; to make all payments to be made by the Company hereunder without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges, in which event, to pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made;

(t) to use its best efforts to cause the Offered ADSs to be listed for quotation on Nasdaq and to maintain the listing of the Offered ADSs on Nasdaq;

(u) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Ordinary Shares; and

(v) to cause each Directed Share Participant who has subscribed for such number of Reserved ADSs with an aggregate purchase price of more than USS$100,000 to execute a Lock-Up Agreement and otherwise to cause the Reserved ADSs to be restricted from sale, transfer, assignment, pledge or hypothecation to such extent as may be required by the NASD and its rules, and to direct the transfer agent to place stop transfer restrictions upon such Reserved ADSs during the Lock-Up Period or any such longer period of time as may be required by the NASD and its rules; and to comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Reserved ADSs are offered in connection with the Directed Share Program.

6. Certain Covenants of the Selling Shareholders. Each Selling Shareholder hereby agrees:

(a) not, at any time at or after the execution of this Agreement, to offer or sell any Offered ADSs by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Offered ADSs, in each case other than the Prospectus;

(b) not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered ADSs;

(c) to indemnify and hold each of the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Offered ADSs to be sold by such Selling Shareholder to the Underwriters and the execution and delivery of this Agreement;

(d) not to use any of the proceeds received by such Selling Shareholder from the sale of the Offered ADSs to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person, targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the OFAC, or in any manner that is not in compliance with applicable laws, rules and regulations of any governmental agency having jurisdiction over such Selling Shareholders including, without limitation, the requirement for PRC residents or citizens to repatriate the net proceeds received by such Selling Shareholders into the PRC under the applicable regulation of the Ministry of Commerce and the State Administration of Foreign Exchange of the PRC;

(e) to advise you promptly, and if requested by you, confirm such advice in writing, so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs, of (i) any material change in the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries taken as a whole, (ii) any change in information in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus relating to such Selling Shareholder or (iii) any new material information relating to the Company or relating to any matter stated in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, in each case, which comes to the attention of such Selling Shareholder; and

(f) prior to or concurrently with the execution and delivery of this Agreement, to execute and deliver to the Underwriters a Power of Attorney, Custody Agreement and a Lock-Up Agreement.

7. Covenant to Pay Costs. Each of the Company and each Selling Shareholder agrees to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the F-6 Registration Statement, each Preliminary Prospectus, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Offered ADSs including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Offered ADSs to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, the Deposit Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and Custody Agreements and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Offered ADSs for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Offered ADSs on any securities exchange or qualification of the Offered ADSs for quotation on Nasdaq and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Offered ADSs by the NASD[, including the reasonable legal fees and filing fees and other disbursements of counsel to the Underwriters relating to NASD matters], (vii) the fees and disbursements of any transfer agent or registrar for the Offered ADSs and Ordinary Shares underlying the Offered ADSs, (viii) the costs and expenses of the Company, the Selling Shareholders and UBS relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Offered ADSs to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company or by the Selling Shareholders and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the costs and expenses of qualifying the Offered ADSs for inclusion in the book-entry settlement system of the DTC, (x) the preparation and filing of the Exchange Act Registration Statement, including any amendments thereto and (xi) the performance of the Company’s and each Selling Shareholder’s other obligations pursuant to the transactions contemplated hereby. The Company hereby agrees with the Underwriters that it will pay any such amounts not so paid by any Selling Shareholder.

8. Reimbursement of Underwriters’ Expenses. If the Offered ADSs are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 11 hereof or the default by one or more of the Underwriters in its or their respective obligations under this Agreement, the Company and the Selling Shareholders, jointly and severally, shall, in addition to paying the amounts described in Section 7 hereof, reimburse the Underwriters for all of their out-of-pocket accountable expenses, including the fees and disbursements of their counsel.

9. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the respective representations and warranties on the part of the Company and each Selling Shareholder on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company and each Selling Shareholder of each of their respective obligations hereunder and to the following additional conditions precedent:

(a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to UBS, in the form set forth in Exhibit B hereto.

(b) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of China Sinda, special counsel for the Company with respect to patents and proprietary rights, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to UBS, in the form set forth in Exhibit C hereto.

(c) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Conyers Dill & Pearman, Cayman Islands and British Virgin Islands counsel for the Company and certain of the Selling Shareholders, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to UBS, in the form set forth in Exhibit D hereto.

(d) The Company shall furnish to you on date of the initial Preliminary Prospectus, at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Jingtian & Gongcheng, Beijing, China, PRC counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to UBS, in the form set forth in Exhibit E hereto.

(e) The Selling Shareholders shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, the opinions of Morrison & Foerster LLP and [Samoan counsel], counsels for certain of the Selling Shareholders, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to UBS, in the form set forth in Exhibit F hereto.

(f) The Depositary shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Ziegler, Ziegler & Associates LLP, counsel for the Depositary, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to UBS, in the form set forth in Exhibit G hereto.

(g) You shall have received from KPMG LLP letters dated, respectively, the date of this Agreement, the date of the Prospectus, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each of the Underwriters) in the forms satisfactory to UBS, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the F-6 Registration Statement the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(h) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Dewey Ballantine LLP, U.S. counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS.

(i) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Commerce & Finance Law Offices, special PRC counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS.

(j) No Prospectus or amendment or supplement to the Registration Statement, the F-6 Registration Statement or the Prospectus shall have been filed to which you shall have objected in writing.

(k) The Registration Statement and the F-6 Registration Statement and the Exchange Act Registration Statement shall have been filed and shall have become effective under the Act or the Exchange Act, as the case may be [not later than              New York City time, on the date of this Agreement] and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

(l) Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement or the F-6 Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement, the F-6 Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Preliminary Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(m) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit H hereto.

(n) The Selling Shareholders will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate signed by a Representative of the Selling Shareholders, dated the time of purchase or the additional time or purchase, as the case may be, in the form attached as Exhibit I hereto.

(o) You shall have received each of the signed Lock-Up Agreements referred to in Section 3(x) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.

(p) The Company and each Selling Shareholder (with respect to statements regarding such Selling Shareholder) shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the F-6 Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

(q) The Offered ADSs shall have been approved for quotation on Nasdaq, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

(r) The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

(s) Each Selling Shareholder shall have delivered to you a duly executed Power of Attorney and a duly executed Custody Agreement, in each case in form and substance satisfactory to UBS.

(t) There shall not be any litigation, proceedings, investigations, processes for administrative sanctions or other actions initiated or threatened by any federal, state local or foreign authority, in each case with due authority, against or involving any party hereto, in the PRC or elsewhere, that seeks to declare non-compliance, unlawful or illegal, under PRC laws, rules and regulations, the issuance and sales of the Shares and ADSs, the listing and trading of the ADSs on the Nasdaq or the transactions contemplated by this Agreement, the Deposit Agreement, the Custody Agreement and the Power of Attorney.

(u) There shall not be any adverse legislative or regulatory developments related to the M&A Rules and Related Clarifications which in the sole judgment of the UBS would make it inadvisable to proceed with the public offering or the delivery of the Shares and the ADSs being delivered at such time of purchase on the terms and in the manner contemplated in this Agreement (including any such development that results in either PRC counsel to the Company or PRC counsel to the Underwriters not being able to confirm, at such time of purchase, the respective opinions of such counsel dated January [            ], 2007).

10. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of UBS, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Offered ADSs on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or Nasdaq; (B) a suspension or material limitation in trading in the Company’s securities on Nasdaq; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of UBS, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Offered ADSs on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.

If UBS elects to terminate this Agreement as provided in this Section 10, the Company, the Selling Shareholders and each other Underwriter shall be notified promptly in writing.

If the sale to the Underwriters of the Offered ADSs, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company or any Selling Shareholder, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company and the Selling Shareholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(s), 6, 7, 12 and 17 hereof), and the Underwriters shall be under no obligation or liability to the Company or any Selling Shareholder under this Agreement (except to the extent provided in Section 12 hereof) or to one another hereunder.

11. Increase in Underwriters’ Commitments. Subject to Sections 9 and 10 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm ADSs to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 9 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 10 hereof) and if the number of Firm ADSs which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm ADSs, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm ADSs they are obligated to purchase pursuant to Section 1 hereof) the number of Firm ADSs agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Offered ADSs shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Offered ADSs shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm ADSs set forth opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company and each Selling Shareholder agree with the non-defaulting Underwriters that they will not sell any Firm ADSs hereunder unless all of the Firm ADSs are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 11 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

If the aggregate number of Firm ADSs which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm ADSs which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm ADSs which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company or any Selling Shareholder to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or any Selling Shareholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

12. Indemnity and Contribution.

(a) The Company and each Controlling Shareholder, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the F-6 Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement, the F-6 Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 12 being deemed to include any Preliminary Prospectus, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading; or (iii) the Directed Share Program, except, with respect to this clause (iii), insofar as such loss, damage, expense, liability or claim is finally judicially determined to have resulted from the gross negligence or willful misconduct of the Underwriters in conducting the Directed Share Program.

Without limitation of and in addition to its obligations under the other paragraphs of this Section 12, the Company agrees to indemnify, defend and hold harmless UBS-FinSvc and its partners, directors and officers, and any person who controls UBS-FinSvc within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, UBS-FinSvc or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (1) arises out of or is based upon (a) any of the matters referred to in clauses (i) through (iii) of the first paragraph of this Section 12(a), or (b) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or on behalf or with the consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (2) is or was caused by the failure of any Directed Share Participant to pay for and accept delivery of Reserved ADSs that the Directed Share Participant has agreed to purchase; or (3) otherwise arises out of or is based upon the Directed Share Program, provided, however, that the Company shall not be responsible under this clause (3) for any loss, damage, expense, liability or claim that is finally judicially determined to have resulted from the gross negligence or willful misconduct of UBS-FinSvc in conducting the Directed Share Program. Section 12(c) shall apply equally to any Proceeding (as defined below) brought against UBS-FinSvc or any such person in respect of which indemnity may be sought against the Company pursuant to the immediately preceding sentence, except that the Company shall be liable for the expenses of one separate counsel (in addition to any local counsel) for UBS-FinSvc and any such person, separate and in addition to counsel for the persons who may seek indemnification pursuant to the first paragraph of this Section 12(a), in any such Proceeding.

(b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, each Selling Shareholder and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, such Selling Shareholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement, the F-6 Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(c) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company, a Selling Shareholder or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 12, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise, except to the extent that such indemnifying party has been materially prejudiced (through forfeiture of substantive rights or defenses) by such failure. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party or, in the case such indemnifying party is a Selling Shareholder, by such Selling Shareholder or by a Representative of the Selling Shareholders in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that except as provided in the second and third paragraphs of Section 12(a), such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent or, in the case such indemnifying party is a Selling Shareholder, without the written consent of either such Selling Shareholder or a Representative of the Selling Shareholders but, if settled with its written consent or, in the case such indemnifying party is a Selling Shareholder, with the written consent of such Selling Shareholder or of a Representative of the Selling Shareholders, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party or, where such indemnifying party is a Selling Shareholder, requested such Selling Shareholder or any Representative of the Selling Shareholders to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 12(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party or, where such indemnifying party is a Selling Shareholder, receipt by such Selling Shareholder or by any Representative of the Selling Shareholders of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party or, where such indemnifying party is a Selling Shareholder, giving such Selling Shareholder or any Representative of the Selling Shareholders at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party or, where such indemnified party is a Selling Shareholder, the prior written consent of such Selling Shareholder or of any Representative of the Selling Shareholders, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d) If the indemnification provided for in this Section 12 is unavailable to an indemnified party under subsections (a) and (b) of this Section 12 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Offered ADSs or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Shareholders, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Offered ADSs. The relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Selling Shareholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(e) The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 12, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered ADSs underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 12 are several in proportion to their respective underwriting commitments and not joint.

(f) The indemnity and contribution agreements contained in this Section 12 and the covenants, warranties and representations of the Company and the Selling Shareholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company or the Selling Shareholders, their respective directors or officers or any person who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Offered ADSs to be sold by the Company pursuant hereto. The Company, the Selling Shareholders and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or a Selling Shareholder, against any of their officers or directors in connection with the issuance and sale of the Offered ADSs, or in connection with the Registration Statement, the F-6 Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus. Notwithstanding anything herein to the contrary, in no event shall the liability of the any Controlling Shareholder to provide indemnity pursuant to Section 12(a) exceed an amount equal to the aggregate initial public offering price of the Shares sold by such Controlling Shareholder to the Underwriters pursuant hereto.

13. Information Furnished by the Underwriters. The statements set forth in paragraphs [to come] under the caption “Underwriting” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 12 hereof.

14. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS AG at 52/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong, Attention: Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at [                    ], Attention: [                    ], and if to any Selling Shareholder, shall be sufficient in all respects if delivered or sent to any Representative of the Selling Shareholders as [                            ] (facsimile: [            ]), Attention: [            ].

15. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

16. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York (collectively, “New York Courts”), which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Selling Shareholders each consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Selling Shareholders each hereby consent to personal jurisdiction, service and venue, and hereby waives any objection to venue, in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and each Selling Shareholder (on its behalf and, in the case such Selling Shareholder is not an individual, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Shareholders each agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and each Selling Shareholder and may be enforced in any other courts to the jurisdiction of which the Company or any Selling Shareholder is or may be subject, by suit upon such judgment. The Company has appointed, without power of revocation, CT Corporation System (the “Authorized Agent”) at 111 Eighth Avenue, 13th Floor, New York, New York 10011, as its agent to accept and acknowledge on its behalf service of any and all process which may be served in any action, proceeding or counterclaim in any way relating to or arising out of this Agreement.

17. Judgment Currency. The Company and the Selling Shareholders each hereby covenant and agree that the following provisions shall apply to conversion of currency in respect of this Agreement:

(a) If for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country other than the United States, it becomes necessary to convert into any other currency (the “judgment currency”) an amount due in United States Dollars, then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day which judgment is given or the order of enforcement is made, as the case may be. The term “rate(s) of exchange” shall mean the rate at which the Underwriters are able or would have been able on the relevant date to purchase, at such money center bank in the City of New York as you designate at such time, United States Dollars with judgment currency above and includes any premiums and costs of exchange payable.

(b) The Company and the Selling Shareholders each hereby agree to indemnify the Underwriters and each other indemnified party related to the Underwriters against any loss incurred by any of them as a result of any judgment or order being given or made for any amount due under this Agreement and such judgment or order being expressed and paid in the judgment currency or as a result of any variation between (i) the rate of exchange at which the United States Dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the spot rate of exchange in the City of New York at which such Underwriter or other indemnified party is, on the date of payment of such judgment or order, able to purchase United States Dollars with the amount of the judgment currency actually paid by the Company or any Selling Shareholder. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “spot rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States Dollars.

18. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and the Selling Shareholders and to the extent provided in Sections 12 and 17 hereof the controlling persons, partners, directors and officers referred to in such Sections, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

19. No Fiduciary Relationship. The Company and the Selling Shareholders each hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities. The Company and the Selling Shareholders each further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company or any Selling Shareholder, their respective management, shareholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company or any Selling Shareholder, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and the Selling Shareholders each hereby confirm their understanding and agreement to that effect. The Company, the Selling Shareholders and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company or any Selling Shareholder regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company or any Selling Shareholder. The Company and the Selling Shareholders each hereby waive and release, to the fullest extent permitted by law, any claims that the Company or any Selling Shareholder may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company or any Selling Shareholder in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

20. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

21. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and the Selling Shareholders and their successors and assigns and any successor or assign of any substantial portion of the Company’s, and Selling Shareholder’s and any of the Underwriters’ respective businesses and/or assets.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Company, the Selling Shareholders and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company, the Selling Shareholders and the Underwriters, severally.

Very truly yours,

3SBIO INC.

By:
Name:
Title:

HAPPYVIEW FINANCE LIMITED
PRECIOUS WINWIN LIMITED
LAN’S HOLDINGS LIMITED
STARRY INVESTMENTS LIMITED

By:	[REPRESENTATIVE], Attorney-in-Fact

By:
Name:
Title:

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A

UBS AG
CIBC WORLD MARKETS CORP.
PACIFIC GROWTH EQUITIES, LLC

By:	UBS AG

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE A

Underwriter	Number of Firm ADSs
UBS AG	[	]
CIBC World Markets Corp.	[	]
Pacific Growth Equities, LLC	[	]

Total	[	]

SCHEDULE B

[            ]

SCHEDULE C

	Number of Firm ADSs	Number of Additional ADSs
Selling Shareholder
Achieve Well International Limited	1,145,310	1,769,367
Happyview Finance Limited	1,000,000	—
Precious Winwin Limited	—	3,000,000
Lan’s Holdings Limited	500,000	—
Starry Investments Limited	940,000	—
Witty Mind International Limited	—	600,000

Total	3,585,310	5,369,367

EXHIBIT A

Lock-Up Agreement

                         , 2006

UBS AG

Together with any other Underwriters

named in Schedule A to the Underwriting Agreement

referred to herein

c/o UBS AG

52/F, Two International Finance Centre

8 Finance Street

Central, Hong Kong

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with an Underwriting Agreement (the “Underwriting Agreement”) proposed to be entered into by 3SBio Inc., a company incorporated under the laws of the Cayman Islands (the “Company”), and the underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of American Depositary Shares (the “ADSs”), each representing ordinary shares, par value U.S. $0.0001 per share, of the Company (the “Ordinary Shares”).

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS AG, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the U.S. Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any ADSs or Ordinary Shares or any other securities of the Company that are substantially similar to ADSs or Ordinary Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of ADSs or Ordinary Shares or any other securities of the Company that are substantially similar to ADSs or Ordinary Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of ADSs or Ordinary Shares or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of the offer and sale of ADSs or Ordinary Shares as contemplated by the Underwriting Agreement and the sale of ADSs or Ordinary Shares to the Underwriters (as defined in the Underwriting Agreement) in the Offering, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

A-1

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of ADSs or Ordinary Shares in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS AG, make any demand for, or exercise any right with respect to, the registration of ADSs or Ordinary Shares or any securities convertible into or exercisable or exchangeable for ADSs or Ordinary Shares, or warrants or other rights to purchase ADSs or Ordinary Shares or any such securities. Furthermore, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised.

Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs or Ordinary Shares to be sold in the Offering.

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:

A-2

EXHIBIT B

OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP, HONG KONG,

[date]

UBS AG

CIBC World Markets Corp.

Pacific Growth Equities, LLC

    as Managing Underwriters

c/o UBS AG

52/F, Two International Finance Centre

8 Finance Street, Central

Hong Kong

Ladies and Gentlemen:

[NB: please provide entry/exit language to be inserted into this exhibit]

1.	The Underwriting Agreement has been duly executed and delivered by the Company.

2.	The Deposit Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

3.	Upon due issuance by the Depositary of ADRs evidencing the Offered ADSs against the deposit of the underlying Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such Offered ADSs will be duly and validly issued and the persons in whose names such ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement.

4.	Upon the sale and delivery to the Underwriters of the Offered ADSs, and payment therefor, pursuant to this Agreement, the Underwriters will acquire good, marketable and valid title to such Offered ADSs, free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind

5.	The Registration Statement, the Preliminary Prospectus and the Prospectus (except as to the financial statements and schedules, and other financial data derived therefrom, contained in the Registration Statement, the Preliminary Prospectus and the Prospectus, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act (including, in the case of the Prospectus, Section 10(a) of the Act).

6.	The statements set forth in the Preliminary Prospectus and the Prospectus under the captions [“Risk factors—Risks related to this offering—We may be classified as a passive foreign investment company, which could result in adverse United States federal income tax consequences],” “[Business—[ ]],” “[Management—[ ]],” “[Related party transactions],” “[Shares eligible for future sale,]” “[Description of American Depositary Shares,]” “[Taxation,]” “[Enforceability of civil liabilities]” and “[Underwriting,”] in each case insofar as such statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, are accurate and complete in all material respects and present fairly the information purported to be shown.

7.	To our knowledge, the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Offered ADSs contemplated by the Registration Statement.

8.	The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act.

9.	The Registration Statement and the F-6 Registration Statement have become effective under the Act and, to our knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act, and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424 and in the manner and within the time period required by Rule 430A under the Act.

10.	No approval, authorization, consent or order of or filing with any federal, state, local or foreign or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, Nasdaq), or approval of the shareholders of the Company, is required in connection with the issuance and sale of the Offered ADSs by the Company pursuant to the Underwriting Agreement or the issuance and deposit with the Depositary of the Ordinary Shares underlying the Offered ADSs or the consummation by the Company of the transactions contemplated by the Underwriting Agreement, other than (i) registration under the Act of the Offered ADSs and the Ordinary Shares underlying the Offered ADSs, which has been effected, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Offered ADSs and the Ordinary Shares underlying the Offered ADSs are being offered by the Underwriters or (iii) under the Conduct Rules of the NASD.

11.	The execution, delivery and performance of the Underwriting Agreement and the Deposit Agreement, the issuance and deposit with the Depositary of the Ordinary Shares underlying the Offered ADSs, the issuance and sale of the Offered ADSs by the Company pursuant to the Underwriting Agreement, the compliance by the Company with all of the provisions of the Underwriting Agreement and the Deposit Agreement and the consummation of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the articles of association, business license or other constituent documents of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, rule or regulation, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules, regulations and listing standards of Nasdaq), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties.

12.	To our knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed as required.

13.	To our knowledge, (i) the Company is not a party to any legal or governmental action or proceeding that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting Agreement or the Deposit Agreement; and (ii) there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus but are not so described as required.

14.	Neither the Company nor any Subsidiary is and, after giving effect to the offering and sale of the Offered ADSs and the application of the proceeds thereof as described in the Prospectus, neither will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act.

15.	Neither the Company nor any Subsidiary is and, after giving effect to the offering and sale of the Offered ADSs and the application of the proceeds thereof as described in the Prospectus, neither will be a “passive foreign investment company” or a “controlled foreign corporation,” as such terms are defined in the Internal Revenue Code of 1986, as amended.

16.	No person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement, or otherwise known to us, to cause the Company to register under the Act any Ordinary Shares or shares of any other capital stock or other equity interest in the Company or to include any such shares or interest in the Registration Statement or the offering contemplated thereby.

17.	The Company has the power to submit and, pursuant to the Underwriting Agreement and the Deposit Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York Court; the Company has validly and irrevocably waived any objection to the venue of a proceeding in any New York Court; the Company has validly and irrevocably waived all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to the Underwriting Agreement or the Deposit Agreement; and the Company has the power to designate, appoint and authorize and, pursuant to the Underwriting Agreement and the Deposit Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized, the Authorized Agent for service of process in any action arising out of or relating to the Underwriting Agreement, the Deposit Agreement or the Offered ADSs in any New York Court, and service of process effected on such Authorized Agent will be effective to confer valid personal jurisdiction over the Company as provided in the Underwriting Agreement and the Deposit Agreement.

18.	We have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Selling Shareholders and representatives of the Underwriters at which the contents of the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus (except as and to the extent stated in subparagraph 6 above), on the basis of the foregoing, nothing has come to our attention that causes us to believe that (i) the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package (as defined below), as of the Applicable Time (as defined below), when taken together with the Pricing Information (as defined below), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date, or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion in this paragraph 18 with respect to the financial statements and schedules, and other financial data derived therefrom, included in the Registration Statement, the Disclosure Package or the Prospectus). As used herein, (A) “Disclosure Package” means the Preliminary Prospectus together with the Permitted Free Writing Prospectuses attached hereto as Annex A, (B) “Applicable Time” means [ ][“A.M.” / “P.M.”], New York City time, on [ ], and (C) “Pricing Information” means (i) the number of Shares offered for sale pursuant to the Prospectus and (ii) the public offering price per Share, in the case of each of clause (C)(i) and clause (C)(ii), as reflected on the cover page of the Prospectus.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

EXHIBIT C

OPINION OF CHINA SINDA

[date]

UBS AG

CIBC World Markets Corp.

Pacific Growth Equities, LLC

    as Managing Underwriters

c/o UBS AG

52/F, Two International Finance Centre

8 Finance Street, Central

Hong Kong

Ladies and Gentlemen:

[NB: please provide entry/exit language to be inserted into this exhibit]

1.	The statements included in the Registration Statement, the preliminary prospectus of the Company, dated [date], relating to the Offered ADSs (“the “Preliminary Prospectus”) or the Prospectus relating to PRC Intellectual Property (as defined below) (collectively, the “Intellectual Property Statements”), insofar as such Intellectual Property Statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, are accurate and complete in all material respects and present fairly the information purported to be shown; nothing has come to our attention that causes us to believe that (i) the Intellectual Property Statements included in the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Intellectual Property Statements included in the Preliminary Prospectus, as of [ ] [“A.M.” / “P.M.”], New York City time, on [ ], included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Intellectual Property Statements included in the Prospectus, as of the date of the Prospectus or the date hereof, included or include an untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2.	To the best of our knowledge after due inquiry, no PRC legal or government proceedings, actions or claims, including administrative proceedings, have been asserted or are pending or threatened against the Company or any of the Subsidiaries (i) based upon or challenging or seeking to deny or restrict the use by the Company or any of the Subsidiaries of any of the patents and patent applications of the Company and the Subsidiaries (collectively, the “Patents”), (ii) alleging that any services provided by, processes used by, or products manufactured or sold by the Company or any of the Subsidiaries infringe, misappropriate or violate any intellectual property right of any third party, (iii) alleging that an assignment to the Company or any of the Subsidiaries of any Patent right is invalid, or (iv) or that otherwise relate to the patent rights, inventions, trade secrets, trademarks, service marks or other proprietary information or materials of the Company or the Subsidiaries in the PRC (the “PRC Intellectual Property”).

C-1

3.	To the best of our knowledge after due inquiry, neither the Company nor any of the Subsidiaries is infringing, misappropriating or violating any intellectual property right of any third party; and no Patent is subject to any outstanding decree, order, injunction, judgment or ruling in the PRC restricting the use of such Patent that would impair the validity or enforceability of such Patent.

4.	To the best of our knowledge after due inquiry, there is no existing PRC patent that would invalidate (a) the claims of any issued Patent or (b) any pending Patent if the claims of such pending Patent were issued in substantially the same form as currently written; and we are not aware of any material fact with respect to the patent applications of the Company and the Subsidiaries presently on file that (x) would preclude the issuance of Patents with respect to such applications, (y) would lead us to conclude that such Patents, when issued, would not be valid and enforceable in accordance with applicable regulations or (z) would result in a third party having any rights in any patents issuing from such patent applications.

5.	To the best of our knowledge after due inquiry, no person or entity is engaging in any activity that infringes, misappropriates or violates the PRC Intellectual Property.

6.	We have no knowledge of any facts which would preclude the Company or the Subsidiaries from having valid license rights or clear title to the PRC patents referenced in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any. We have no knowledge that the Company lacks or will be unable to obtain any rights or licenses to use all PRC Intellectual Property as described in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any. We are not aware of any facts which form a basis for a finding of unenforceability or invalidity of any of the PRC Intellectual Property.

7.	To the best of our knowledge after due inquiry, no security interests or other liens have been created with respect to any of the Patents.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

C-2

EXHIBIT D

OPINION OF CONYERS DILL & PEARMAN

[date]

UBS AG

CIBC World Markets Corp.

Pacific Growth Equities, LLC

    as Managing Underwriters

c/o UBS AG

52/F, Two International Finance Centre

8 Finance Street

Central, Hong Kong

Ladies and Gentlemen:

[NB: please provide entry/exit language to be inserted into this exhibit]

1.	The Company has been duly incorporated and is validly existing as an exempt corporation in good standing under the laws of Cayman Islands, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses.

2.	Collected Mind has been duly incorporated and is validly existing as a corporation in good standing under the laws of the British Virgin Islands (“BVI”), with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses.

3.	The Underwriting Agreement and the Deposit Agreement have been duly executed and delivered for and on behalf of the Company and constitute legal, valid and binding obligations of the Company enforceable in the Cayman Islands in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

4.	The Ordinary Shares have been duly authorized and validly issued and are fully paid and non-assessable.

5.	The Company has an authorized and outstanding capitalization as set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus); all of the issued and outstanding shares of capital stock of the Company and Collected Mind have been duly authorized and validly issued, are fully paid and non-assessable and are free of statutory preemptive rights and, to our knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Ordinary Shares are free of statutory preemptive rights and, to our knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights; the certificates for the Ordinary Shares are in due and proper form.

6.	The capital stock of the Company, including the Ordinary Shares, conforms in all material respects to the description thereof contained in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses.

7.	No approval, authorization, consent or order under any laws of the Cayman Islands or approval, authorization, consent of or filing with any Cayman Islands governmental or regulatory commission, board, body, authority or agency, or approval of the shareholders of the Company or Collected Mind pursuant to Cayman Islands or BVI law, is required in connection with the issuance and sale of the Ordinary Shares or with the consummation by the Company of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement.

8.	The execution, delivery and performance of the Underwriting Agreement and the Deposit Agreement, the issuance and deposit with the Depositary of the Ordinary Shares underlying the Offered ADSs, the issuance and sale of the Offered ADSs by the Company pursuant to the Underwriting Agreement, the compliance by the Company with all of the provisions of the Underwriting Agreement and the Deposit Agreement and the consummation of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the articles of association, business license or other constituent documents of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, rule or regulation, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules, regulations and listing standards of Nasdaq), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties.

9.	To our knowledge, (i) neither the Company nor Collected Mind is a party to any legal or governmental action or proceeding that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting Agreement; and (ii) there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company, Collected Mind or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus but are not so described as required.

10.	The statements in the Registration Statement, the Preliminary Prospectus and the Prospectus under the headings [“Risk factors— ,” “Enforceability of civil liabilities,” “Management’s discussion and analysis of financial condition and results of operations—Taxes and incentives,” “Management—Duties of directors,” “Description of share capital,” “Taxation—Cayman Islands Taxation” and [ ], and in the Registration Statement under the heading “Part II—Item 6. Indemnification of directors and officers,” insofar as such statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, are accurate and complete in all material respects and present fairly the information purported to be shown.

11.	No person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement or otherwise known to us, to cause the Company or Collected Mind to register under the Act any Ordinary Shares or shares of any other capital stock or other equity interest in the Company or Collected Mind or to include any such shares or interest in the Registration Statement or the offering contemplated thereby.

12.	There are no reporting obligations under the laws of The Cayman Islands on holders of the Ordinary Shares who are not resident or domiciled in the Cayman Islands.

13.	To ensure the legality, validity, enforceability or admissibility into evidence of each of the Underwriting Agreement, the Deposit Agreement and any other document required to be furnished thereunder in the Cayman Islands, it is not necessary that the Underwriting Agreement, the Deposit Agreement or any such other document be filed or recorded with any court or other authority in the Cayman Islands, provided such documents are executed outside of the Cayman Islands.

14.	As a matter of the laws of the Cayman Islands, no holder of the Ordinary Shares will be subject to any personal liability, or be subject to a requirement to be licensed or otherwise qualified to do business or be deemed resident or domiciled in the Cayman Islands by virtue only of holding such Ordinary Shares. There are no limitations under the laws of the Cayman Islands on the rights of holders of the Ordinary Shares to hold, vote or transfer their Ordinary Shares nor are there any statutory pre-emptive rights or transfer restrictions applicable to the Ordinary Shares under the laws of the Cayman Islands.

15.	The execution and delivery of the Underwriting Agreement and the Deposit Agreement, and the performance or enforcement thereof in accordance with their terms, will not subject any of the Underwriters to any requirement to be licensed or otherwise qualified to do business in the Cayman Islands, nor will any Underwriter be deemed to be resident, domiciled, carrying on business through an establishment or place in the Cayman Islands or in breach of any laws of the Cayman Islands by reason of such execution, delivery, performance or enforcement.

16.	Except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, neither the Company nor any Subsidiary is, to the best of our knowledge after due inquiry, in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under) (i) the articles of association, business license or other constituent documents of the Company, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument known by us and to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (iii) the laws of the Cayman Islands, or (iv) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, which decree, judgment or order is known by us.

17.	No approvals are currently required from any governmental department, agency or other authority in the Cayman Islands or BVI in order for the Company or Collected Mind to pay dividends declared by the Company or Collected Mind to the holders of their capital stock, including the Depositary.

18.	Except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, all dividends and other distributions declared and payable on the Company’s equity interests in the Subsidiaries may, under the laws of the Cayman Islands, be payable in a foreign currency and may be freely transferred out of the Cayman Islands, and no such dividends will be subject to withholding, deduction or other taxes under the laws of the Cayman Islands, and such dividends may be paid without the necessity of obtaining any government authorization, consent or order in the Cayman Islands.

19.	Except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, all dividends and other distributions declared and payable on the Company’s equity interests in the Subsidiaries may, under the laws of the Cayman Islands and BVI, be payable in a foreign currency and may be freely transferred out of the Cayman Islands and BVI, and no such dividends will be subject to withholding, deduction or other taxes under the laws of the Cayman Islands or BVI, and such dividends may be paid without the necessity of obtaining any government authorization, consent or order in the Cayman Islands or BVI.

20.	The submission of the Company to the exclusive jurisdiction of the New York Courts and the waiver by the Company of any objection to the venue of a proceeding in a New York Court, in each case as provided in the Underwriting Agreement and the Deposit Agreement, and the agreement of the Company that the Underwriting Agreement and the Deposit Agreement be construed in accordance with and governed by the laws of the State of New York, will be recognized by courts of the Cayman Islands and BVI; service of process effected in the manner set forth in the Underwriting Agreement and the Deposit Agreement will be effective to confer jurisdiction over the Company, the Subsidiaries and their respective assets and property in the Cayman Islands and BVI; and, except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, any judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under the Underwriting Agreement or the Deposit Agreement will be recognized by courts in the Cayman Islands and BVI without re-examination of the merits of the claim.

21.	Neither the Company nor any Subsidiary nor any of their properties, assets or revenues has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the Cayman Islands or BVI.

22.	No stamp or other issuance or transfer taxes or duties, and no capital gains, income, withholding or other taxes, are payable by or on behalf of the Company, the Underwriters or the subsequent holders of the Ordinary Shares to any governmental body or political subdivision or taxing authority of the Cayman Islands or BVI in connection with (i) the issuance, sale and delivery of the Ordinary Shares to the Underwriters, (ii) the deposit with the Depositary of the Ordinary Shares underlying the Offered ADSs, (iii) the offer, sale and delivery of the Offered ADSs by the Underwriters in the manner set forth in the Prospectus or (iv) the execution, delivery and performance of the Underwriting Agreement by the Company.

23.	We have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Selling Shareholders and representatives of the Underwriters at which the contents of the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus (except as and to the extent stated in subparagraphs 6 and 10 above), on the basis of the foregoing, nothing has come to our attention that causes us to believe that (i) the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package (as defined below), as of the Applicable Time (as defined below), when taken together with the Pricing Information (as defined below), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date, or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion in this paragraph 23 with respect to the financial statements and schedules, and other financial data derived therefrom, included in the Registration Statement, the Disclosure Package or the Prospectus). As used herein, (A) “Disclosure Package” means the Preliminary Prospectus together with the Permitted Free Writing Prospectuses, (B) “Applicable Time” means [ ][“A.M.” / “P.M.”], New York City time, on [ ], and (C) “Pricing Information” means (i) the number of Ordinary Shares offered for sale pursuant to the Prospectus and (ii) the public offering price per Share, in the case of each of clause (C)(i) and clause (C)(ii), as reflected on the cover page of the Prospectus.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

EXHIBIT E

OPINION OF JINGTIAN & GONGCHENG, BEIJING, CHINA

[date]

UBS AG

CIBC World Markets Corp.

Pacific Growth Equities, LLC

    as Managing Underwriters

c/o UBS AG

52/F, Two International Finance Centre

8 Finance Street, Central

Hong Kong

Ladies and Gentlemen:

[NB: please provide entry/exit language to be inserted into this exhibit]

1.	The Company is duly qualified to transact business and is in good standing in the PRC.

2.	Each of Shenyang Sunshine and Liaoning Sunshine (the “PRC Subsidiaries”) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the PRC, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses and is duly qualified to transact business and is in good standing in each jurisdiction in which it owns or uses or leases properties or conducts any business, or in which such qualification is required, except where the failure to be so qualified and in good standing in such other jurisdiction would not, individually or in the aggregate, have a Material Adverse Effect; the articles of association, the business license and other constituent documents of each of the PRC Subsidiaries comply with the requirements of applicable PRC law and are in full force and effect. Shenyang Sunshine is a validly existing as a wholly foreign owned enterprise in the PRC.

3.	All of the outstanding shares of capital stock of each of the PRC Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise disclosed in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectus and the Prospectus, are owned by the Company, in each case subject to no security interest, other encumbrance or adverse claim.

4.	No approval, authorization, consent or order under any laws of the PRC, or of any political subdivision thereof, or approval, authorization, consent of or filing with any federal, state, local or foreign or regulatory commission, board, body, authority or agency in the PRC, or approval of the shareholders of the Company or any PRC Subsidiary pursuant to the laws of the PRC, or of any political subdivision thereof, is required in connection with the issuance and sale of the Ordinary Shares and the Offered ADSs or with the consummation by the Company of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement.

5.	The entering into, and the consummation of the transactions contemplated in the relevant documents in connection with the Restructuring (the “Restructuring Documents”) constitute legal, valid and binding obligations of all the parties therein, enforceable against all the parties therein, in accordance with their terms; all necessary steps for transactions contemplated in the Restructuring Documents have being taken and all consents required from respective parties have been obtained and are in full force and effect; all consents, licenses, franchises, approvals, concessions, permits, authorizations, orders, registrations, clearances or qualifications of or with any governmental agency having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties required in connection with the Restructuring, including any consents, licenses, franchises, approvals, concessions, permits, authorizations, orders, registrations, clearances or qualifications that would be required under the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors, which became effective on September 8, 2006, have been unconditionally obtained in writing, and no such consent, license, franchise, approval, concession, permit, authorization, order, registration, clearance or qualification has been withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed; the PRC Subsidiaries have obtained all consents, licenses, franchises, approvals, concessions, permits, authorizations, orders, registrations, clearances and qualifications, and has made all filings, which are required under PRC law and regulations so that Shenyang Sunshine may be a wholly foreign owned enterprise with all equity interests held by Collected Mind.

6.	The execution, delivery and performance of the Underwriting Agreement and the Deposit Agreement by the Company, the issuance and sale of Ordinary Shares and the Offered ADSs and the consummation of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement, and the application by the Company of the proceeds thereof in the manner described in the Registration Statement, Preliminary Prospectus and the Prospectus, do not and will not result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or either PRC Subsidiary pursuant to) (i) the articles of association, business license or other constituent documents of either PRC Subsidiary, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument known by us and to which the Company or any of the PRC Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (iii) the laws of the PRC, or of any political subdivision thereof, or any PRC regulation or (iv) any decree, judgment or order applicable to the Company or any of the PRC Subsidiaries or any of their respective properties, which decree, judgment or order is known by us.

7.	To our knowledge, (i) no PRC Subsidiary is a party to any legal or governmental action or proceeding that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting Agreement; and (ii) there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which any of the PRC Subsidiaries or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus but are not so described as required.

8.	The application of the net proceeds to be received by the Company from the sale of the Offered ADSs as contemplated by the Prospectus, will not contravene any provision of applicable PRC law, rule or regulation, or the articles of association, other constitutive documents or the business license or other constitutive documents of the PRC Subsidiaries or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument binding upon PRC Subsidiaries, or any judgment, order or decree of any governmental agency in the PRC.

9.	Each of the PRC Subsidiaries has valid title to all of its properties and assets, in each case, free and clear of all liens, charges, encumbrances, equities, claims, defects, options or restrictions, except to the extent disclosed in the Registration Statement (excluding exhibits thereto), the Preliminary Prospectus and the Prospectus; each lease agreement to which any of the PRC Subsidiaries is a party is legally executed; the leasehold interests of the PRC Subsidiaries are fully protected by the terms of the lease agreements, which are valid, binding and enforceable in accordance with their respective terms under PRC law; and, to the best of such counsel’s knowledge after due inquiry, neither the Company nor either of the PRC Subsidiaries own, operate, manage or have any other right or interest in any other material real property of any kind, except as described in the Registration Statement (excluding exhibits thereto), the Preliminary Prospectus and the Prospectus.

10.	There are no outstanding guarantees or contingent payment obligations of the PRC Subsidiaries in respect of indebtedness of third parties except as disclosed in the Registration Statement (excluding exhibits thereto), the Preliminary Prospectus and the Prospectus.

11.	There are no legal, governmental, administrative or arbitrative proceedings before any court of the PRC or before or by any governmental agency pending or, to such counsel’s knowledge, threatened against, or involving the properties or business of, the Company or either of the PRC Subsidiaries or to which any of the properties of the Company or the PRC Subsidiaries are subject which will have a Material Adverse Effect

12.	The statements in the Registration Statement, the Preliminary Prospectus and the Prospectus under the headings [“Risk factors—Risks related to doing business in China,” “Enforceability of civil liabilities,” “Management’s discussion and analysis of financial condition and results of operations—Taxes and incentives,” [to come], insofar as such statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, are accurate and complete in all material respects and present fairly the information purported to be shown.

13.	The PRC Subsidiaries are duly licensed to conduct their respective business under all applicable PRC laws and regulations, and has all other necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all necessary declarations and filings with, all governmental agencies (i) to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, and (ii) to use the proceeds to be received by the Company from the sale of the Offered ADSs, for the purposes set forth in, and in the manner contemplated by, the Registration Statement, the Preliminary Prospectus and the Prospectus; and such licenses, consents, authorizations, approvals, orders, certificates or permits contain no materially burdensome restrictions or conditions not described in the Registration Statement (excluding exhibits thereto), the Preliminary Prospectus and the Prospectus; and to such counsel’s knowledge, (a) none of the governmental agencies is considering modifying, suspending or revoking any such PRC licenses, consents, authorizations, approvals, orders, certificates or permits and (b) the Company and the Subsidiaries are in compliance with the provisions of all such PRC licenses, consent, authorizations, approvals, orders, certificates or permits in all material respects.

14.	No person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement or otherwise known to us, to cause the Company to register under the Act any Ordinary Shares or shares of any other capital stock or other equity interest in the Company or the Subsidiaries or to include any such shares or interest in the Registration Statement or the offering contemplated thereby.

15.	There are no reporting obligations under the laws of the PRC, or of any political subdivision thereof, on holders of the Ordinary Shares or the Offered ADSs who are not resident or domiciled in the PRC.

16.	As a matter of the laws of the PRC and its political subdivisions, no holder of the Ordinary Shares or the Offered ADSs will be subject to any personal liability, or be subject to a requirement to be licensed or otherwise qualified to do business or be deemed resident or domiciled in the PRC by virtue only of holding such securities. There are no limitations under the laws of the PRC, or of any political subdivision thereof, on the rights of holders of the Ordinary Shares or the Offered ADSs to hold, vote or transfer their securities nor are there any statutory pre-emptive rights or transfer restrictions applicable to the Ordinary Shares or the Offered ADSs under the laws of the PRC, or of any political subdivision thereof.

17.	The execution and delivery of the Underwriting Agreement and the Deposit Agreement, and the performance or enforcement thereof in accordance with its respective terms, will not subject any of the Underwriters to any requirement to be licensed or otherwise qualified to do business in the PRC, nor will any Underwriter be deemed to be resident, domiciled, carrying on business through an establishment or place in the PRC or in breach of any laws of the PRC, or of any political subdivision thereof, by reason of such execution, delivery, performance or enforcement.

18.	Except as disclosed in the Registration Statement (excluding exhibits thereto), the Preliminary Prospectus and the Prospectus, neither the Company nor any Subsidiary is, to our knowledge, in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under) (i) the articles of association, business license or other constituent documents of any PRC Subsidiary, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument known by us and to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (iii) the laws of the PRC, or of any political subdivision thereof, or any PRC regulation or (iv) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, which decree, judgment or order is known by us.

19.	Except as disclosed in the Registration Statement (excluding exhibits thereto), the Preliminary Prospectus and the Prospectus, all dividends and other distributions declared and payable on the Company’s equity interests in the PRC Subsidiaries may, under the laws of the PRC, or of any political subdivision thereof, be payable in a foreign currency and may be freely transferred out of the PRC, and no such dividends will be subject to withholding, deduction or other taxes under the laws of the PRC, or of any political subdivision thereof, and such dividends may be paid without the necessity of obtaining any government authorization, consent or order in the PRC.

20.	The submission of the Company to the non-exclusive jurisdiction of the New York Courts and the waiver by the Company of any objection to the venue of a proceeding in a New York Court, in each case as provided in the Underwriting Agreement, and the agreement of the Company that the Underwriting Agreement be construed in accordance with and governed by the laws of the State of New York, will be recognized by courts in the PRC; service of process effected in the manner set forth in the Underwriting Agreement will be effective to confer jurisdiction over the Company, the Subsidiaries and their respective assets and property in the PRC; and, except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, any judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under the Underwriting Agreement will be recognized by courts in the PRC without re-examination of the merits of the claim.

21.	Neither the Company nor any Subsidiary nor any of their properties, assets or revenues has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the PRC, or of any political subdivision thereof.

22.	The indemnification and contribution provisions set forth in the Underwriting Agreement and the Deposit Agreement do not contravene the public policy or laws of the PRC, and insofar as matters of PRC law are concerned, constitute the legal, valid and binding obligations of the Company, enforceable in accordance with the terms therein, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights; each of the Underwriting Agreement and the Deposit Agreement is in proper legal form under PRC law for the enforcement thereof against the Company, subject to compliance with relevant civil procedural requirements (which do not involve a re-examination of the merits of the claim in the PRC); and to ensure the legality, validity, enforceability or admissibility in evidence of the Underwriting Agreement and the Deposit Agreement in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any such document.

23.	All matters of PRC law and practice relating to the Company, the PRC Subsidiaries and their respective businesses and other statements with respect to or involving PRC law set forth in the Registration Statement (excluding exhibits thereto), the Preliminary Prospectus and the Prospectus are correctly set forth therein, and nothing has been omitted from such statements which would make the same misleading in any material respect.

24.	No stamp or other issuance or transfer taxes or duties, and no capital gains, income, withholding or other taxes, are payable by or on behalf of the Company, the Underwriters or the subsequent holders of the Ordinary Shares or the Offered ADSs to any governmental body or political subdivision or taxing authority of the PRC in connection with (i) the issuance, sale and delivery of the Offered ADSs to the Underwriters, (ii) the offer, sale and delivery of the Offered ADSs by the Underwriters in the manner set forth in the Prospectus or (iii) the execution, delivery and performance of the Underwriting Agreement by the Company.

25.	Each of the Material Contracts listed in Annex A hereto has been duly authorized, executed and delivered; the respective PRC Subsidiary has taken all necessary corporate actions to authorize the performance thereof; the PRC Subsidiaries have the corporate power and capacity to enter into and to perform their obligations under the Material Contracts; each of the Material Contracts to which either of the PRC Subsidiaries is a party constitutes a legal, valid and binding obligation of such PRC Subsidiary, enforceable against such PRC Subsidiary in accordance with its terms; if applicable, such Material Contract has been properly transferred, amended or assigned such that the respective PRC Subsidiary is the obligor and beneficiary under such Material Contract; such transfers, amendments or assignments were duly authorized, executed and delivered by the parties to the applicable Material Contract; all governmental authorizations required in the PRC for such transfers, amendments and assignments have been obtained and are in full force and effect; and all necessary steps for such transfers and assignments have been taken and all consents required from all counter parties to such contracts have been obtained and are in full force and effect.

26.	We have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus (except as and to the extent stated in subparagraph 7 above), on the basis of the foregoing, nothing has come to our attention that causes us to believe that (i) the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package (as defined below), as of the Applicable Time (as defined below), when taken together with the Pricing Information (as defined below), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date, or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion in this paragraph 25 with respect to the financial statements and schedules, and other financial data derived therefrom, included in the Registration Statement, the Disclosure Package or the Prospectus). As used herein, (A) “Disclosure Package” means the Preliminary Prospectus together with the Permitted Free Writing Prospectuses, (B) “Applicable Time” means [ ][“A.M.” / “P.M.”], New York City time, on [ ], and (C) “Pricing Information” means (i) the number of Shares offered for sale pursuant to the Prospectus and (ii) the public offering price per Share, in the case of each of clause (C)(i) and clause (C)(ii), as reflected on the cover page of the Prospectus.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

EXHIBIT F

OPINION OF [SELLING SHAREHOLDER COUNSEL]

[date]

UBS AG

CIBC World Markets Corp.

Pacific Growth Equities, LLC

    as Managing Underwriters

c/o UBS AG

52/F, Two International Finance Centre

8 Finance Street, Central

Hong Kong

Ladies and Gentlemen:

[NB: please provide entry/exit language to be inserted into this exhibit]

1.	The Underwriting Agreement has been duly executed and delivered by the Selling Shareholder.

2.	Each of the Custody Agreement and the Power of Attorney has been duly executed and delivered by the Selling Shareholder and is the legal, valid and binding obligation of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms.

3.	The execution, delivery and performance by the Selling Shareholder of the Underwriting Agreement or the Custody Agreement or Power of Attorney and the consummation by such Selling Shareholder of the transactions contemplated by the Underwriting Agreement, the Custody Agreement or Power of Attorney do not and will not result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of such Selling Shareholder pursuant to) (i) if such Selling Shareholder is not an individual, the charter or bylaws or other organizational instruments of such Selling Shareholder, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument known by us and to which such Selling Shareholder is a party or by which such Selling Shareholder or any of its properties may be bound or affected, (iii) any federal, state, local or foreign law, rule or regulation, (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority or (v) any decree, judgment or order applicable to such Selling Shareholder or any of such Selling Shareholder’s properties, which decree, judgment or order is known by us.

4.	The Selling Shareholder has full legal right and power, and has obtained all authorization and approval required by law (other than those imposed by the Act and state securities or blue sky laws), to execute and perform its obligations under the Underwriting Agreement and the Custody Agreement and Power of Attorney and to sell, assign, transfer and deliver the underlying Ordinary Shares to be sold by such Selling Shareholder in the manner provided in the Underwriting Agreement.

5.	The Selling Shareholder has the power to submit and, pursuant to the Underwriting Agreement and the Deposit Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York Court; the Selling Shareholder has validly and irrevocably waived any objection to the venue of a proceeding in any New York Court; the Selling Shareholder has validly and irrevocably waived all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to the Underwriting Agreement or the Deposit Agreement; and the Selling Shareholder has the power to designate, appoint and authorize and, pursuant to the Underwriting Agreement and the Deposit Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized, the Authorized Agent for service of process in any action arising out of or relating to the Underwriting Agreement, the Deposit Agreement or the Offered ADSs in any New York Court, and service of process effected on such Authorized Agent will be effective to confer valid personal jurisdiction over the Selling Shareholder as provided in the Underwriting Agreement and the Deposit Agreement.

6.	Under the laws of the State of New York, the Selling Shareholder has validly chosen New York law to govern its rights and duties under the Underwriting Agreement.

7.	Upon indication by book entry that the ADSs sold by the Selling Shareholder pursuant to the Agreement have been credited to a securities account maintained by the Underwriters at the DTC and payment therefor in accordance with the Agreement (assuming that the Underwriters do not have notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (“UCC”)) to such ADSs), (A) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement with respect to such ADSs and (B) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such ADSs, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against any Underwriter with respect to such security entitlement.

8.	It is not a condition to validity and effectiveness to stamp the Custodian Agreement or Power of Attorney, nor are any stamp or other issuance or transfer taxes or duties, or capital gains, income, withholding or other taxes payable by or on behalf of the Underwriters to any jurisdiction where each Selling Shareholder is resident (in the case of individuals) or incorporated (in the case of entities) in connection with (A) the delivery of the Ordinary Shares to be sold by the Selling Shareholder in the manner contemplated by this Underwriting Agreement, (B) the consummation by such Selling Shareholder of any other transaction contemplated in the Underwriting Agreement or the Deposit Agreement or (C) the performance by such Selling Shareholder of its obligations under the Underwriting Agreement or the Deposit Agreement.

9.	Each of the Representatives of the Selling Shareholder has been duly authorized by the Selling Shareholder to execute and deliver on behalf of such Selling Shareholder the Underwriting Agreement and any and all other documents necessary or desirable in connection with the transactions contemplated thereby and to deliver the underlying Ordinary Shares to be sold by such Selling Shareholder.

10.	The statements included in the Registration Statement, the Preliminary Prospectus or the Prospectus under the captions “[ ]” and “[ ]”} (the “Selling Shareholder Statements”), insofar as such Selling Shareholder Statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, are accurate and complete in all material respects and present fairly the information purported to be shown; nothing has come to our attention that causes us to believe that (i) the Selling Shareholder Statements included in the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Selling Shareholder Statements include in the Preliminary Prospectus, as of [ ][“A.M.” / “P.M.”], New York City time, on [ ], included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Selling Shareholder Statements included in the Prospectus, as of the date of the Prospectus or the date hereof, included or include an untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

11.	The Selling Shareholder Statements included in the Registration Statement, the Preliminary Prospectus or the Prospectus comply as to form in all material respects with the requirements of the Act.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

EXHIBIT G

OPINION OF ZIEGLER, ZIEGLER & ASSOCIATES LLP

[date]

UBS AG

CIBC World Markets Corp.

Pacific Growth Equities, LLC

    as Managing Underwriters

c/o UBS AG

52/F, Two International Finance Centre

8 Finance Street

Central, Hong Kong

Ladies and Gentlemen:

[NB: please provide entry/exit language to be inserted into this exhibit]

1.	The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a legal, valid and binding instrument enforceable against the Depositary in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect).

2.	The statements in the Prospectus under the heading Description of American Depositary Shares, insofar as such statements purport to describe the Depositary and summarize certain provisions of the Deposit Agreement, the ADSs and the ADRs are fair and accurate.

3.	The Depositary has full power and authority and legal right to execute and deliver the Deposit Agreement and to perform its obligations thereunder.

4.	The ADSs evidenced the Deposit Agreement are in valid and sufficient form and, when issued under the Deposit Agreement, the ADSs will entitle the holders thereof to the rights specified therein and in the Deposit Agreement.

5.	The F-6 Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the F-6 Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the F-6 Registration Statement, and each amendment comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

G-1

EXHIBIT H

OFFICERS’ CERTIFICATE

Each of the undersigned, Dr. Jing Lou, Chief Executive Officer of 3SBio Inc., a Cayman Islands corporation (the “Company”), and Clara Mak, Chief Financial Officer of the Company, on behalf of the Company, does hereby certify pursuant to Section 9(m) of that certain Underwriting Agreement dated [pricing date] (the “Underwriting Agreement”) among the Company, the Selling Shareholders named therein and, on behalf of the several Underwriters named therein, UBS AG, CIBC World Markets Corp. and Pacific Growth Equities, LLC, that as of [date]:

1.	He or she has reviewed the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.	The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4.	The conditions set forth in paragraph (l) of Section 9 of the Underwriting Agreement have been met.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this [date].

Name:	Dr. Jing Lou
Title:	Chief Executive Officer

Name:	Clara Mak
Title:	Chief Financial Officer

H-1

SCHEDULE I

SELLING SHAREHOLDERS’ CERTIFICATE

The undersigned, [name of Representative of the Selling Shareholders or name of authorized signatory of the Selling Shareholder], on behalf of each Selling Shareholder (as defined in the Underwriting Agreement referred to below), does hereby certify pursuant to Section 9(n) of that certain Underwriting Agreement dated [pricing date] (the “Underwriting Agreement”) among the Company, the Selling Shareholders named therein and, on behalf of the several Underwriters named therein, UBS AG, CIBC World Markets Corp. and Pacific Growth Equities, LLC, and pursuant to the Powers of Attorney (as defined in the Underwriting Agreement), that as of [date]:

1.	The Selling Shareholder has reviewed the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.	The representations and warranties of the Selling Shareholder (including, without limitation, the representations and warranties of such Selling Shareholder made jointly and severally with the Company) as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	The Selling Shareholder has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

[NB: additional representations may be added addressing White Paper 1 diligence]]

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hands on this [date] on behalf of the Selling Shareholder.

HAPPYVIEW FINANCE LIMITED
PRECIOUS WINWIN LIMITED
LAN’S HOLDINGS LIMITED
STARRY INVESTMENTS LIMITED

By:	[REPRESENTATIVE], Attorney-in-Fact

Name:
Title:

I-1